Exhibit 99.1 GoHealth Announces Strong Preliminary AEP Operating Results from Efficient Model and Expanded Encompass Solution Encompass-led business transformation drives operating efficiencies resulting in positive cash flow from operations for FY2022 GoHealth continues to be a leading producer for health plan partners, with increased conversion and effectuation rates during 2022 AEP Company to discuss detailed financial performance on upcoming earnings call in late March 2023 CHICAGO, January 17, 2023 – GoHealth, Inc. (Nasdaq: GOCO), a leading health insurance marketplace and Medicare-focused digital health company, today announced positive preliminary operating results achieved during the 2022 Annual Enrollment Period (AEP), for plans effective January 1, 2023, as a result of its Encompass-driven business transformation. The Company will discuss these results in more detail, along with its fourth quarter and full-year 2022 performance, on its upcoming earnings call in late March 2023. The actions taken in the second half of 2022 to focus on quality and drive marketing and sales efficiencies have streamlined GoHealth’s operating model and led to a strong AEP. Preliminary operating results for the fourth quarter and full-year 2022 reflect these improvements: • Achieved positive cash flow from operations in FY2022, meaningfully sooner than the Company's target of cash flow break-even by the first half of 2023 and reflecting a more than $300M improvement in cash flow from operations vs. FY2021. • Matched over 325K beneficiaries with a Medicare Advantage plan that best fits their unique needs by combining high-quality agents and proprietary technology—retaining a leading position with the Company’s health plan partners during AEP. • Attained 48% penetration through the Encompass Connect solution this AEP, ahead of the Company’s 30% goal. • Delivered over 25% improvement in AEP operating efficiency year over year, well ahead of previously stated expectations of up to 20%. “While still early in our year-end close process, these positive preliminary operating results reinforce our confidence that our business transformation is working,” said Vijay Kotte, CEO of GoHealth. “Achieving our cash flow goal ahead of schedule is an important validation of our operating rigor and beneficiary enrollment platform. Our industry-leading technology, top-tier talent, and exceptional execution led to our strong performance this AEP.” Kotte continued, “We are breaking new ground and shifting an industry built on transactional encounters to one centered on trusted relationships. These relationships aren’t only measured by enrollments, but also by the over 600k personalized assessments our agents performed, simplifying the navigation of the complex Medicare health plan shopping process. We are proud to establish the Encompass platform as GoHealth’s new standard operating model. The high-quality enrollments and trusted relationships with beneficiaries we’ve achieved this AEP have demonstrated the positive impact our powerful new solution can have on this industry and the enhanced value it can create for our shareholders.” About GoHealth, Inc. GoHealth is a leading health insurance marketplace and Medicare-focused digital health company. Enrolling in a health insurance plan can be confusing for customers, and the seemingly small differences between plans can lead to significant out-of-pocket costs or lack of access to critical medicines and even providers. GoHealth combines cutting-edge technology, data science and deep industry expertise to build trusted relationships with consumers and match them with the healthcare policy and carrier that is right for them. Since its inception, GoHealth has enrolled millions of people in Medicare plans and individual and family plans. For more information, visit https://www.gohealth.com/. Forward-Looking Statements This release contains forward-looking statements. These forward-looking statements are based on our current views with respect to, among other things, future events and our financial performance. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, level of cash flow, future capital expenditures and debt service obligations are forward-looking statements. In some cases, you can identify forward-looking statements by terms, such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. These forward-looking statements speak only as of the date of this release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including, but are not limited to, the following: the marketing and sale of Medicare plans are subject to numerous, complex and frequently changing laws, regulations and guidelines; our business may be harmed if we lose our relationships with carriers or if our relationships with carriers change; our failure to grow our customer base or retain our existing customers; carriers may reduce the commissions paid to us and change their underwriting practices in ways that reduce the number of, or impact the renewal or approval rates of, insurance policies sold through our platform; factors that impact our estimate of LTV (as defined below) may be adversely impacted; our management and independent auditors have identified a material weakness in our internal controls over financial reporting, and we may be unable to develop, implement and maintain appropriate controls in future periods, which may lead to errors or omissions in our financial statements; whether our Encompass solution will achieve anticipated benefits; our strategic focus on cash flow optimization may lead to decreased revenue or otherwise adversely affect our business; we currently depend on a small group of carriers for a substantial portion of our revenue; information technology system failures could interrupt our operations; our ability to sell Medicare-related health insurance plans is largely dependent on our licensed health insurance agents; operating and growing our business may require additional capital; we may lose key employees or fail to attract qualified employees; our operations may be adversely impacted by a reduction in employee headcount or other similar actions; volatility in general economic conditions, including inflation, interest rates, and other commodity prices and exchange rates may impact our financial position and performance; our ability to borrow under the Credit Agreement is subject to ongoing compliance with a number of financial covenants, affirmative covenants, and other restrictions, which may limit our operations and our ability to take certain actions; the Founders (as defined in our Annual Report on Form 10-K for the year ended December 31, 2021 (the "2021 Form 10-K")) and Centerbridge (as defined in the 2021 Form 10-K) have significant influence over us, including control over decisions that require the approval of stockholders; and other important factors described in the section titled "Risk Factors" in our 2021 Form 10-K, and the section titled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in our other filings with the Securities and Exchange Commission. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release, as well as the cautionary statements and other risk factors set forth in the 2021 Form 10-K, Quarterly Report on Form 10-Q for the first quarter ended March 31, 2022, Quarterly Report on Form 10-Q for the second quarter ended June 30, 2022, Quarterly Report on Form 10-Q for the third quarter ended September 30, 2022, and other SEC filings. If one or more events related to these or other risks or uncertainties materialize, or our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Many of the important factors that will determine these results are beyond our ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Contacts For Investors IR@gohealth.com For Media Kekst CNC Nick Capuano / Daniel Hoadley nicholas.capuano@kekstcnc.com / daniel.hoadley@kekstcnc.com